UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2008

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-09120 (Commission File Number)	22-2625848 (I.R.S. Employer Identification No.)
80 Park Plaza, P.O. Box 1171 Newark, New Jersey 07101-1171 (Address of principal executive offices) (Zip Code)
973-430-7000 (Registrant's telephone number, including area code) http://www.pseg.com
(Registrant's telephone number, including area code) http://www.pseg.com
PSEG POWER LLC (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-49614 (Commission File Number)	22-3663480 (I.R.S. Employer Identification No.)
80 Park Plaza, T-25 Newark, New Jersey 07102-4194 (Address of principal executive offices) (Zip Code)
973-430-7000 (Registrant's telephone number, including area code)
http://www.pseg.com
PUBLIC SERVICE ELECTRIC AND GAS COMPANY (Exact name of registrant as specified in its charter)
New Jersey (State or other jurisdiction of incorporation)	001-00973 (Commission File Number)	22-1212800 (I.R.S. Employer Identification No.)
80 Park Plaza, P.O. Box 570 Newark, New Jersey 07101-0570 (Address of principal executive offices) (Zip Code) 973-430-7000 (Registrant's telephone number, including area code) http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

      An employment agreement entered into in October 2003 with Ralph Izzo as President and Chief Operating Officer of our subsidiary, Public Service Electric and Gas Company, expired on October 18, 2008. On December 16, 2008 we entered into a new severance agreement with Mr. Izzo, now our Chairman, President and Chief Executive Officer, which replicates the material severance provisions of the expired agreement that apply in the event that Mr. Izzo’s employment is terminated without cause in other than a change-in-control situation. Under the new agreement, if Mr. Izzo’s employment is terminated in such an event, he would be entitled to a payment equal to A) salary through the date of termination, plus B) a prorated portion of his target bonus under our senior management incentive compensation plan, plus C) accrued vacation pay, plus D) an amount equal to two times the sum of his annual base salary plus target bonus. If we were to reduce Mr. Izzo’s annual base salary, he would be entitled to elect to terminate his employment and receive the same severance payment. In any qualified termination without cause, Mr. Izzo would be entitled to continue to participate for two years in our medical/dental and other welfare benefit plans at the same levels as prior to the termination and he would be entitled to be reimbursed for up to two years of outplacement services. The agreement also provides that Mr. Izzo will maintain information about us in confidence and comply with certain non-compete and non-solicitation provisions for a period of one year following any such termination of employment.

     Also on December 16, 2008 our board of directors designated Mr. Izzo as a participant in our Key Executive Severance Plan, the terms of which will govern Mr. Izzo’s severance benefits if his employment is terminated without cause following a change of control. These benefits are substantially the same as those that applied in Mr. Izzo’s expired agreement upon termination of employment following a change of control.

     A copy of Mr. Izzo’s new agreement is furnished as Exhibit 99 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 99      Ralph Izzo Severance Agreement dated December 16, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: December 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: December 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: December 22, 2008